EXHIBIT 10.2

                                PLEDGE AGREEMENT



          PLEDGE AGREEMENT dated as of December 15, 2005, between GRIFFON CORPORATION, a corporation duly organized and validly existing under the laws of Delaware (the "Company"), and JPMORGAN CHASE BANK, N.A., as administrative agent for the parties defined as "Lenders" under the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

          The Company and Telephonics Corporation, a corporation organized and validly existing under the laws of Delaware (the "Subsidiary Borrower" and, together with the Company, the "Borrowers"), such Lenders and the Administrative Agent are parties to a Credit Agreement dated as of December 15, 2005 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by such Lenders to the Borrowers.

          To induce such Lenders to enter into the Credit Agreement and to extend credit thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as so defined).

          Accordingly, the parties hereto agree as follows:

          Section 1. Definitions, Etc.
                     ----------------

          1.01 Terms Generally. Terms used herein and not otherwise defined
               ---------------
herein are used herein as defined in the Credit Agreement.

          1.02 Certain Uniform Commercial Code Terms. As used herein, the term
               -------------------------------------
"Proceeds" has the meaning set forth in Article 9 of the NYUCC.

          1.03 Additional Definitions. In addition, as used herein:
               ----------------------

          "Collateral" has the meaning assigned to such term in Section 3.
           ----------

          "Initial Pledged Shares" means the Shares of the Issuer beneficially
           ----------------------
     owned by the Company on the date hereof and identified in Annex 1.

          "Issuer" means Clopay Corporation, a Delaware corporation.
           ------

          "NYUCC" means the Uniform Commercial Code as in effect from time to
           -----
     time in the State of New York.



                                Pledge Agreement
                                ----------------

          "Pledged Shares" means, collectively, (i) the Initial Pledged Shares
           --------------
     and (ii) all other Shares of the Issuer now or hereafter owned by the Company, together in each case with (a) all certificates representing the same, (b) all shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (c) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by the Company, all Shares of any successor entity of any such merger or consolidation.

          "Secured Creditors" means, collectively, the Lenders and the
           -----------------
     Administrative Agent, and, in each case, their respective successors and assigns.

          "Secured Obligations" means, collectively, (a) the obligations of the
           -------------------
     Company under the Loan Documents to pay the principal of and interest on the Loans and all fees, indemnification payments and other amounts whatsoever (including all reimbursement and other obligations in respect of Letters of Credit), whether direct or indirect, absolute or contingent, now or hereafter from time to time owing to the Secured Creditors or any of them under the Loan Documents and (b) in the case of each of the foregoing, including all interest thereon and expenses related thereto, including any interest or expenses accruing or arising after the commencement of any case with respect to the Borrowers under the United States Bankruptcy Code or any other bankruptcy or insolvency law (whether or not such interest or expenses are allowed or allowable as a claim in whole or in part in such case).

          "Shares" means the shares of Capital Stock of any class of the Issuer.
           ------

          Section 2. Representations and Warranties. The Company represents and
                     ------------------------------
warrants to the Lenders and the Administrative Agent that:

          2.01 Title. The Company is the sole beneficial owner of the Collateral
               -----
in which it purports to grant a security interest pursuant to Section 3 and no Lien exists upon the Collateral (and no right or option to acquire the same exists in favor of any other Person) other than the security interest created or provided for herein, which security interest constitutes a valid first and prior perfected Lien on the Collateral.

          2.02 Pledged Shares. The Initial Pledged Shares constitute 100% of the
               --------------
issued and outstanding Shares of the Issuer on the date hereof. Annex 3 correctly identifies, as at the date hereof, the respective class and par value of such Shares and the respective number of such Shares (and registered owner thereof) represented by each such certificate. The Initial Pledged Shares are, and all other Pledged Shares in which the Company shall hereafter grant a security interest pursuant to Section 3 will be, duly authorized, validly existing, fully paid and non-assessable, and none of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, by-laws or other organizational instrument of the


                                Pledge Agreement
                                ----------------

Issuer, upon the transfer of such Pledged Shares (except for any such restriction contained herein or in the Loan Documents).

          Section 3. Collateral. As collateral security for the payment in full
                     ----------
when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby pledges and grants to the Administrative Agent for the benefit of the Secured Creditors as hereinafter provided a security interest in all of the Company's right, title and interest in, to and under the following property, in each case whether now owned by the Company or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being collectively referred to herein as "Collateral"):
           ----------

          (a) the Pledged Shares; and

          (b) all Proceeds of any of the Collateral and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company).

          Section 4. Further Assurances; Remedies. In furtherance of the grant
                     ----------------------------
of the security interest pursuant to Section 3, the Company hereby agrees with the Administrative Agent for the benefit of the Secured Creditors as follows:

          4.01 Delivery and Other Perfection. The Company shall promptly from
               -----------------------------
time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or desirable in the judgment of the Administrative Agent to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable the Administrative Agent to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing, shall:

          (a) if any of the Pledged Shares constituting part of the Collateral are received by the Company, forthwith (i) deliver to the Administrative Agent the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as the Administrative Agent may reasonably request, all of which thereafter shall be held by the Administrative Agent, pursuant to the terms of this Agreement, as part of the Collateral and (ii) take such other action as the Administrative Agent may reasonably deem necessary or appropriate to duly record or otherwise perfect the security interest created hereunder in such Collateral;

          (b) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Administrative Agent may reasonably require in order to reflect the security interests granted by this Agreement; and


                                Pledge Agreement
                                ----------------

          (c) permit representatives of the Administrative Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Administrative Agent to be present at the Company's place of business to receive copies of communications and remittances relating to the Collateral, and forward copies of any notices or communications received by the Company with respect to the Collateral, all in such manner as the Administrative Agent may require.

          4.02 Other Financing Statements or Control. Except as otherwise
               -------------------------------------
permitted under Section 7.02 of the Credit Agreement, the Company shall not (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which the Administrative Agent is not named as the sole secured party for the benefit of the Secured Creditors, or (b) cause or permit any Person other than the Administrative Agent to have "control" (as defined in Section 9-106 of the NYUCC) over any part of the Collateral.

          4.03 Preservation of Rights. The Administrative Agent shall not be
               ----------------------
required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

          4.04 Special Provisions Relating to Pledged Shares.
               ---------------------------------------------

          (a) Percentage Pledged. The Company will cause the Pledged Shares to
              ------------------
constitute at all times 100% of the total number of Shares of the Issuer then outstanding.

          (b) Certain Rights of Company. So long as no Event of Default shall
              -------------------------
have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to herein or therein, provided that the Company agrees that it will not vote the Pledged
         --------
Shares in any manner that is inconsistent with the terms of this Agreement, the Loan Documents or any such other instrument or agreement; and the Administrative Agent shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers that it is entitled to exercise pursuant to this Section 4.04(b).

          (c) Dividends, Etc. Pre-Default. Unless and until an Event of Default
              ---------------------------
shall have occurred and be continuing, the Company shall be entitled to receive and retain any dividends, distributions or proceeds on the Pledged Shares.

          (d) Dividends, Etc. Post-Default. If an Event of Default shall have
              ----------------------------
occurred and be continuing, whether or not the Secured Creditors or any of them exercise any available right to declare any Secured Obligations due and payable or seek or pursue any other relief or remedy available to them under applicable law or under this Agreement, the Loan Documents or any other agreement relating to such Secured Obligation, all dividends and distributions on the Pledged Shares shall be paid directly to the Administrative Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Administrative Agent shall so


                                Pledge Agreement
                                ----------------
request in writing, the Company agrees to execute and deliver to the Administrative Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is
                                  --------
cured or waived in writing, any such dividend or distribution theretofore paid to the Administrative Agent shall, upon request of the Company (except to the extent theretofore applied to the Secured Obligations), be returned by the Administrative Agent to the Company.

          4.05 Remedies.
               --------

          (a) Rights and Remedies Generally upon Default. If an Event of Default
              ------------------------------------------
shall have occurred and is continuing, the Administrative Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the NYUCC (whether or not the NYUCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Administrative Agent were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right); and without limiting the foregoing:

          (i) the Administrative Agent in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

          (ii) the Administrative Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

          (iii) the Administrative Agent may require the Company to assemble the Collateral at such place or places, reasonably convenient to the Administrative Agent and the Company, as the Administrative Agent may direct;

          (iv) the Administrative Agent may apply any money or other property therein to payment of the Secured Obligations;

          (v) the Administrative Agent may require the Company to cause the Pledged Shares to be transferred of record into the name of the Administrative Agent or its nominee (and the Administrative Agent agrees that if any of such Pledged Shares is transferred into its name or the name of its nominee, the Administrative Agent will thereafter promptly give to the Company copies of any notices and communications received by it with respect to the Pledged Shares); and

          (vi) the Administrative Agent may sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as the Administrative Agent deems best, and for cash or for credit or for future delivery (without thereby assuming


                                Pledge Agreement
                                ----------------
any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and the Administrative Agent or any other Secured Creditor or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

          (b) Certain Securities Act Limitations. The Company recognizes that,
              ----------------------------------
by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the Issuer to register it for public sale.

          (c) Notice. The Company agrees that to the extent the Administrative
              ------
Agent is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten Business Days' notice shall be deemed to constitute reasonable prior notice.

          4.06 Deficiency. If the proceeds of sale, collection or other
               ----------
realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

          4.07 Locations; Names, Etc. Without at least 30 days' prior written
               ---------------------
notice to the Administrative Agent, the Company shall not agree to or authorize any modification of the terms of any item of Collateral that would result in a change thereof from one Uniform Commercial Code category to another such category (such as from "investment property" to a "general intangible" (as such terms are defined in the NYUCC)), if the effect thereof would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-106 of the NYUCC) over such item of Collateral.

          4.08 Private Sale. The Secured Creditors shall incur no liability as a
               ------------
result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. The Company hereby waives any claims


                                Pledge Agreement
                                ----------------
against the Secured Creditors arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

          4.09 Application of Proceeds. Except as otherwise herein expressly
               -----------------------
provided and except as provided below in this Section 4.09, the Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto shall be applied by the Administrative Agent:

          First, to the payment of the costs and expenses of such collection,
          -----
     sale or other realization, including reasonable out-of-pocket costs and expenses of the Administrative Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Administrative Agent in connection therewith;

          Next, to the payment in full of the Secured Obligations, in each case
          ----
     equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

          Finally, to the payment to the Company, or its successors or assigns,
          -------
     or as a court of competent jurisdiction may direct, of any surplus then remaining.

          4.10 Attorney-in-Fact. Without limiting any rights or powers granted
               ----------------
by this Agreement to the Administrative Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Administrative Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Administrative Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Administrative Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

          4.11 Perfection and Recordation. The Company authorizes the
               --------------------------
Administrative Agent to file Uniform Commercial Code financing statements describing the Collateral as set forth in Section 3 (provided that no such
                                                     --------
description shall be deemed to modify the description of Collateral set forth in
Section 3).

          4.12 Termination. When all Secured Obligations shall have been paid in
               -----------
full and the Commitments of the Lenders under the Credit Agreement and all LC Exposure shall have expired or been terminated, this Agreement shall terminate, and the Administrative Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company. The Administrative Agent shall also, at


                                Pledge Agreement
                                ----------------
the expense of the Company, execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral as required by this
Section 4.12.

          4.13 Further Assurances. The Company agrees that, from time to time
               ------------------
upon the written request of the Administrative Agent, the Company will execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement.

          Section 5. Miscellaneous.
                     -------------

          5.01 Notices. All notices, requests, consents and demands hereunder
               -------
shall be in writing and telecopied or delivered to the intended recipient at the address specified in Section 10.01 of the Credit Agreement or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          5.02 No Waiver. No failure on the part of any Secured Creditor to
               ---------
exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by any Secured Creditor of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

          5.03 Amendments, Etc. The terms of this Agreement may be waived,
               ---------------
altered or amended only by an instrument in writing duly executed by the Company and the Administrative Agent (with the consent of the Lenders as specified in Section 10.02 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Secured Creditors and the Company.

          5.04 Expenses. The Company agrees to reimburse each of the Secured
               --------
Creditors for all costs and expenses incurred by them (including the reasonable fees and expenses of legal counsel) in connection with (a) any Default and any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (i) performance by the Administrative Agent of any obligations of the Company in respect of the Collateral that the Company has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Administrative Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and (iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and
(b) the enforcement of this Section 5.04, and all such


                                Pledge Agreement
                                ----------------
costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.

          5.05 Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the respective successors and assigns of the Company and the Secured Creditors (provided that the Company shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent).

          5.06 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

          5.07 Governing Law; Submission to Jurisdiction; Etc.
               ----------------------------------------------

          (a) Governing Law. This Agreement shall be construed in accordance
              -------------
with and governed by the law of the State of New York.

          (b) Submission to Jurisdiction. The Company hereby irrevocably and
              --------------------------
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Creditor may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.

          (c) Waiver of Venue. The Company hereby irrevocably and
              ---------------
unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 5.07. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Service of Process. Each party to this Agreement irrevocably
              ------------------
consents to service of process in the manner provided for notices in Section
5.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          5.08 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE
               --------------------
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE


                                Pledge Agreement
                                ----------------

TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08.

          5.09 Captions. The captions and section headings appearing herein are
               --------
included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

          5.10 Agents and Attorneys-in-Fact. The Administrative Agent may employ
               ----------------------------
agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

          5.11 Severability. If any provision hereof is invalid and
               ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Secured Creditors in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                                Pledge Agreement
                                ----------------

          IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered as of the day and year first above written.

                                     GRIFFON CORPORATION


                                     By /s/Eric Edelstein
                                       -------------------------------
                                        Name:   Eric Edelstein
                                        Title:  Executive Vice President


                                     JPMORGAN CHASE BANK, N.A.
                                      as Administrative Agent


                                     By /s/Tara Lynne Moore
                                       -------------------------------
                                        Name:  Tara Lynne Moore
                                        Title:  Vice President



                                Pledge Agreement
                                ----------------

                                                                         ANNEX 1




                                 PLEDGED SHARES

                 [See definition of "Initial Pledged Shares" in
                         Section 1.03 and Section 2.02]


                                                                 Percentage
                                         Stock                       of
                          Class of    Certificate      No. of      Issued
Issuer                     Stock           No.         Shares      Shares
------                    --------    -----------      ------    -----------

Clopay Corporation        Common           1            100         100%




                                Pledge Agreement
                                ----------------